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                             EXHIBIT 4 TO FORM T-1

                                    BY-LAWS
                                       OF
                                 SUNTRUST BANK

             (Incorporated by reference from Exhibit 4 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

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